UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

March 28, 2022

Date of Report (Date of earliest event reported)

TERRAN ORBITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40170	98-1572314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway, Suite 200 Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip code)

(561) 988-1704

(Registrant’s telephone number, including area code)

Tailwind Two Acquisition Corp.

150 Greenwich Street, 29th Floor

New York, New York 10006

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LLAP	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	LLAP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Terran Orbital Corporation (NYSE: LLAP; the “Company”) issued a press release on March 28, 2022, announcing, among other things, preliminary revenue for the fiscal year ended December 31, 2021 and revenue backlog, a key performance indicator. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The preliminary results included in Exhibit 99.1 hereto are preliminary, unaudited and subject to completion, reflect management’s current views, and may change as a result of management’s review of results and other information, which may not be currently available. Such preliminary results are subject to the finalization of year-end financial and accounting procedures and should not be viewed as a substitute for audited results prepared in accordance with United States generally accepted accounting principles. The actual results may be materially different from the preliminary results. See the factors discussed under the captions “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements; Market Ranking and Other Industry Data” in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on February 14, 2022.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 28, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAN ORBITAL CORPORATION
(Registrant)

By:	/s/ Gary Hobart
	Name:	Gary Hobart
	Title:	Chief Financial Officer
	Date:	March 28, 2022